June 1, 1997
                       DREYFUS BASIC MONEY MARKET FUND, INC.
                 DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
                        SUPPLEMENT TO COMBINED PROSPECTUS
                                DATED JULY 1, 1996,
                           AS REVISED FEBRUARY 4, 1997
        THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUNDS' COMBINED PROSPECTUS.
        The Telephone Redemption Privilege is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561.
        The following information supplements the sections of the Funds' Combined Prospectus entitled "Fee Table", "Shareholder Services _ Fund Exchanges", and "How to Redeem Shares":
        Effective April 4, 1997, each Fund will waive the fee chargeable for writing a redemption check, for an exchange made out of a Fund pursuant to the Fund Exchange Privilege, for each redemption by wire or pursuant to the Dreyfus TELETRANSFER Privilege, and for otherwise closing out an account, provided that the closing balance in the shareholder's account on the business day immediately preceding the effective date of such transaction is $50,000 or more.
        THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE INFORMATION ON THE COVER PAGE OF THE FUNDS' COMBINED
PROSPECTUS:
        The Securities and Exchange Commission maintains a Web site (http://www.sec.gov.) that contains the Combined Statement of Additional Information, material incorporated by reference, and other information regarding the Funds.
                                                                123/124s060197